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Exhibit 23.2

CONSENT OF INDEPENDENT ACCOUNTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (333-58215 and 333-48018) of Aurora Foods Inc. of our report dated March 14, 1997 appearing on page 52 of this Form 10-K.

PricewaterhouseCoopers LLP
San Francisco, California
January 17, 2001

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